UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                AMENDMENT NO. 1


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 AUGUST 11, 2009
                ________________________________________________
                Date of Report (Date of earliest event reported)


                           AMERICAN EXPLORATION CORP.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


          NEVADA                       333-141060                98-0518266
____________________________          ____________           ___________________
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


           407 2ND STREET SW
               SUITE 700
        CALGARY, ALBERTA, CANADA                                       T2P 2Y3
________________________________________                              __________
(Address of principal executive offices)                              (Zip Code)


                                 (403) 233-8484
               __________________________________________________
               Registrant's telephone number, including area code


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


                                   __________


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THIS  AMENDMENT  NO. 1 TO THE  CURRENT  REPORT ON FORM 8-K IS BEING  AMENDED  IN
RESPONSE TO THOSE CERTAIN COMMENTS IN THE SECURITIES AND EXCHANGE COMMISSION LETTER DATED SEPTEMBE 2, 2009. THE ADDITIONAL DISCLOSURE PERTAINS TO THE REVOCATION OF THE REGISTRATION OF MOORE & ASSOCIATES, CHARTERED ACCOUNTANTS.


SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

American Exploration Corporation, a Nevada corporation (the "Company") has engaged Seale and Beers, CPAs ("S&B") as its principal independent registered public accounting firm effective August 11, 2009. Concurrent with this appointment, the Company has accepted the resignation of Moore & Associates, Chartered Accountants ("Moore"), effective August 10, 2009. The decision to change its principal independent registered public accounting firm has been approved by the Company's board of directors.

On August 27, 2009 the Public Company Accounting Oversight Board (the "PCAOB") revoked the registration of Moore due to: (i) violations of PCAOB rules and auditing standards in auditing financial statements; (ii) violations of PCAOB rules and quality controls standards; and (iii) violations of Section 10(b) of the Securities Act of 1934 and Rule 10b-5 thereunder; and (iv) noncooperation with a PCAOB investigation.

The report of Moore on the Company's financial statements for fiscal years ended December 31, 2008 and December 31, 2007 (which included the balance sheet as of December 31, 2008 and the statement of operations, cash flows and stockholders' equity for the period from May 11, 2006 (inception) through December 31, 2008), did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles, other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern. During the Company's fiscal year ended December 31, 2008, and during the subsequent period through to the date of Moore's resignation, there were no disagreements between the Company and Moore, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Moore, would have caused DMCL to make reference thereto in its report on the Company's audited financial statements.

The Company has provided Moore with a copy of this amendment no. 1 to Current Report on Form 8-K and has requested that Moore furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Moore agrees with the statements made in this amendment no. 1 to Current Report on Form 8-K with respect to Moore and, if not, stating the aspects with which they do not agree. The Company has received a response back from Mr. Moore refusing to sign such letter on the advice of his legal counsel. A copy of his email has been retained for future reference.

In connection with the Company's appointment of S&B as the Company's principal registered accounting firm at this time, the Company has not consulted S&B on any matter relating to the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company's financial statements.


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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL  STATEMENTS OF BUSINESS  ACQUIRED.

    Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

    Not applicable.

(C) SHELL COMPANY TRANSACTION.

    Not applicable.

(D) EXHIBITS.

    Not applicable.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  AMERICAN EXPLORATION CORP.

Date: September 8, 2009.

                                  /s/ STEVEN HARDING
                                  ________________________________________
                                  Name: Steven Harding
                                  Title: President/Chief Executive Officer


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